Exhibit 99

     I N V E S TO RP R E S E N TATI O N  A U G U S T 2 4 , 2018     Belmond CopacabanaPalace, Rio de Janeiro

       ‐          ‐            ‐    ‐                    ‐                      ‐                                                          ‐      ‐              ‐                ‐                      C A U T I O N A R Y S T A T E M E N T S A N D U S E O F N O N - G A A P F I N A N C I A L M E A S U R E S A N D D E F I N I T I O N S  2  Belmond 2018

 C A U T I O N A R Y S T A T E M E N T S A N D U S E O F N O N - G A A P F I N A N C I A L M E A S U R E S A N D D E F I N I T I O N S ( C O N T I N U E D )    ‐‐                                              ‐        2  Belmond 2018

Belmond Hotel Cipriani, Venice


Belmond Cap Juluca, Anguilla


Belmond Palacio Nazarenas, Cusco


Belmond Mount Nelson, Cape Town

Belmond Andean Explorer, Peru


Belmond Le Manoir Aux Quat'Saisons, Oxfordshire


Belmond Sanctuary Lodge, Machu Picchu


Belmond Hotel Splendido, Portofino

   6  Belmond 2018  T A B L E O F C O N T E N T S                                                                                        ooo o oo oo oooo oo o    o    Belmond Road to Mandalay, Myanmar

       1. M E E T B E L M O N D    Belmond Hotel Cipriani, Venice

MEET BELMOND

We are a luxury hotel, train and river cruise operator delivering inspiring journeys and exceptional experiences in remarkable destinations worldwide

For over 40 years, since the acquisition of the Belmond Hotel Cipriani in Venice, we have curated a **collection** of some of the **world's most iconic hotels** and **luxury, enriching travel adventures**.

Our portfolio now comprises 46 fully or partially-owned properties operating in 24 countries, including:

- **Adventures and natural wonders** such as Belmond Hotel das Cataratas, Iguassu Falls
- **Rejuvenating sanctuaries** such as Belmond Cap Juluca, Anguilla
- **Cultural hubs** such as Belmond Hotel Splendido in Portofino and Belmond Copacabana Palace in Rio de Janeiro
- **Unforgettable journeys** such as the Venice Simplon-Orient-Express
- **Heritage icons** such as Belmond Grand Hotel Europe, St. Petersburg

Throughout our portfolio, the ambience in a Belmond property is **intimate, genuine, local and understated.**

Adj. EBITDA Composition[1]



JV Income[2]
10%
Management Fees
9%
Owned Trains & Cruises
5%
Rest of World
13%
North America
18%
Europe
45%
Owned & Leased Hotels
76%

- 33 hotels
- 3 safari camps
- 1 standalone restaurant, '21' Club
- 7 trains
- 2 cruise operations

[1] Based on 12 months ended 30-Jun-2018.
[2] JV income consists of share of pre-tax earnings from our unconsolidated companies.

Belmond 2018

8

 C O M P A N Y H I G H L I G H T S                                                  Belmond 2018    Belmond Hotel Monasterio, Cusco

OUR EVOLUTION

For over 40 years, we have carefully curated a collection of the world's most iconic hotels and luxury travel adventures

1976

Collection commences with Hotel Cipriani in Italy

1982

Launch of the iconic Venice Simplon-Orient-Express train

Acquisition of Villa San Michele in Italy

1983

Acquisition of Hotel Splendido in Italy

1988

Entry into Africa with the acquisition of Mount Nelson Hotel in South Africa

1989

Entry into Brazil with the acquisition of Copacabana Palace

1992

Acquisition of Botswana Safari lodges

1993

Launch of Eastern & Oriental Express train in Asia

1995

Launch of Road to Mandalay river cruise in Myanmar

Entry into the United States with the acquisitions of Charleston Place and the '21' Club

1996

Acquisition of Reid's Palace Hotel in Portugal

1998

Acquisition of Splendido Mare in Italy

1999

Entry into Peru with the formation of JV partnerships for hotel and train operations

2001

Acquisition of Miraflores Park in Peru

2002

Acquisitions of La Residencia in Spain, Maroma Resort in Mexico, and Le Manoir aux Quat'Saisons in the United Kingdom

2004

Significant expansion in Asia via the acquisition of Pansea Hotels in Southeast Asia (La Residence D'Angkor in Cambodia, La Residence Phou Vao in Laos, The Governor's Residence in Myanmar, Jimbaran Puri and Ubud Hanging Gardens in Bali, and Napasai in Thailand)

Launch of the Royal Scotsman train in the United Kingdom and the Afloat in France river cruises

2005

Entry into Russia with the acquisition of the Grand Hotel Europe

2006

Acquisiton of Casa de Sierra Nevada in Mexico

2010

Expansion of iconic Italian portfolio to Sicily with the acquisitions of Grand Hotel Timeo and Villa Sant'Andrea

Acquisition of Rio Sagrado through our joint ventures in Peru

2014

Signing of management agreement for the Cadogan in the United Kingdom

Opening of Belmond El Encanto in the United States

2016

Launch of Grand Hibernian train in Ireland

2017

Launch of Andean Explorer train and acquisition of Las Casitas through our joint ventures in Peru

Acquisition of Cap Juluca in Anguilla

2018

Acquisition of Castello di Casole in Italy

Belmond 2018

10

A GLOBAL FOOTPRINT IN KEY STRATEGIC MARKETS



Belmond Royal Scotsman
United Kingdom
Belmond Grand Hibernian
Ireland
Belmond Cadogan Hotel[1]
London, UK
Belmond Grand Hotel Europe
Saint Petersburg, Russia
Belmond Le Manoir aux Quat'Saisons
Oxfordshire, UK
Belmond Afloat in France
France
Belmond British Pullman
United Kingdom
Belmond Hotel Cipriani
Venice, Italy
Belmond Villa San Michele
Florence, Italy
Belmond Hotel Splendido & Splendido Mare
Portofino, Italy
Belmond Castello di Casole
Tuscany, Italy
'21' Club
New York, USA
Belmond El Encanto
Santa Barbara, USA
Belmond La Residencia
Majorca, Spain
Belmond Hotel Caruso
Ravello, Italy
Belmond Road to Mandalay
Myanmar
Belmond Charleston Place
Charleston, USA
VSOE
Europe
Belmond Governor's Residence
Yangon, Myanmar
Belmond La Résidence Phou Vao
Luang Prabang, Laos
Belmond Casa de Sierra Nevada
San Miguel de Allende, Mexico
Belmond Cap Juluca
Anguilla, British West Indies
Belmond Reid's Palace
Madeira, Portugal
Belmond Villa Sant'Andrea
Taormina, Italy
Belmond Grand Hotel Timeo
Taormina, Italy
Eastern & Oriental Express
Southeast Asia
Belmond La Résidence d'Angkor
Siem Reap, Cambodia
Belmond Maroma Resort & Spa
Playa del Carmen, Mexico
Belmond Hiram Bingham
Peru
Belmond Andean Explorer
Peru
Belmond La Samanna
Marigot, St Martin
Belmond Hotel Rio Sagrado
Urubamba, Peru
Belmond Napasai
Koh Samui, Thailand
Belmond Miraflores Park
Lima, Peru
Belmond Hotel Monasterio
Cusco, Peru
Belmond Sanctuary Lodge
Machu Picchu, Peru
Belmond Palacio Nazarenas,
Cusco, Peru
Belmond Copacabana Palace
Rio de Janeiro, Brazil
Belmond Jimbaran Puri
Bali, Indonesia
Belmond Las Casitas
Colca, Peru
Belmond Hotel das Cataratas
Iguassu Falls, Brazil
Belmond Safaris[2]
Botswana
Belmond Mount Nelson Hotel
Cape Town, South Africa

KEY

● HOTEL △ TRAIN □ RIVER CRUISE ◇ STANDALONE RESTAURANT

[1] Management contract; expected to open December 2018.
[2] Refers to three separate properties: Belmond Savute Elephant Lodge, Belmond Eagle Island Lodge and Khwai River Lodge.
Note: Excludes Inn at PerryCabin by Belmond (management contract expires December 2018)

Belmond 2018

11

EXPERIENCED LEADERSHIP TEAM



ROELAND VOS

President and Chief Executive Officer

- Elected to the Belmond Board of Directors in June 2014; appointed President and Chief Executive Officer of Belmond in September 2015
- Served as President of the Europe, Africa and Middle East division of Starwood Hotels and Resorts Worldwide, Inc. from 2001 to 2013
- Over 35 years of experience in the lodging industry



MARTIN O'GRADY

Executive Vice President and Chief Financial Officer

- Joined Belmond in 2008
- Previously served as Chief Financial Officer of Orion Capital Managers; and Executive Director and Chief Financial Officer of Access (European self-storage)
- Also held senior financial positions at Security Capital European Realty, Jardine Matheson and Mandarin Oriental Hotel Group
- Over 30 years of relevant experience



RICHARD M. LEVINE

Executive Vice President and Chief Legal Officer

- Joined Belmond in 2012
- Previously served as Executive Vice President and General Counsel at Kerzner International Holdings Limited; as General Counsel for Hellman & Friedman, LLC; and for the Private Equity Division of Credit Suisse
- Over 20 years of relevant experience



INGRID ERAS-MAGDALENA

Executive Vice President and Chief Human Resources Officer

- Joined Belmond in September 2014
- Served as Vice President, People Development and Staffing of the Europe, Africa and Middle East division of Starwood Hotels and Resorts Worldwide, Inc. from 2006 to 2014
- Also held operational leadership and senior human resources positions at Le Meridien and Forte Hotels
- Over 25 years of relevant experience



DANIEL RUFF

Senior Vice President and Head of Global Operations

- Joined Belmond in January 2018
- Served as President and Managing Director for Europe, Middle East, Eurasia & Africa at Wyndham Hotel Group from 2014 to 2017
- Also held a senior position at Starwood Hotels and Resorts Worldwide, Inc. and was on the Board of Directors of Design Hotels AG
- Over 15 years of experience in the hospitality industry



KENNETH HATTON

Senior Vice President, Global Development

- Joined Belmond in January 2017
- Served as Senior Vice President, Corporate Transactions Group at Hyatt Hotels Corporation from 2011 to 2016
- Former partner and member of the Firm's Ethics Committee at Sonnenschein Nath & Rosenthal LLP
- Over 18 years of relevant experience



ARNAUD CHAMPENOIS

Senior Vice President, Global Brand & Marketing

- Joined Belmond in September 2016
- Served as Vice President, Luxury Brands Leader for Asia Pacific at Starwood Hotels and Resorts Worldwide, Inc. from 2011 to 2016
- Also held senior brand and marketing positions at the L'Oreal Group and Richemont Group in Paris and London
- Over 20 years of relevant experience

Belmond 2018

12

     2. I N D U S T R Y P O S I T I O N I N G  Belmond Grand Hotel Europe,St Petersburg

                 3.7%  1.6%  4.7%  6.3%  6.6%  6.0 %  Total Personal Consumption Expenditure  Total Goods  Total Services  Hotels & Motels  U N I Q U E L Y F O C U S E D O N T H E H I G H L Y A T T R A C T I V E L U X U R Y S E G M E N T                                              1.0  1.3  2012  2017          Experience- Related Services 4        12.0  18.1  2012  2017      Foreign Travel 5  16  Belmond 2018

             North America48%  Europe(ex UK & Ireland) 20%  UK & Ireland13%  South America 9%  Asia 8%            G L O B A L L Y - D I V E R S E , H I G H - S P E N D I N G C U S T O M E R B A S E  Belmond customers are highly successful, hyper-connected world travelers who appreciate ‘The Art of Good Living’  2017 Guest Origin¹Africa / Middle East 3%                    $ 1,206$ 868  16  Belmond 2018  $ 685  $ 448  $ 664  Europe  North America South America  Asia  Africa

                           88.9%  88.3%  87.0%  86.2%  85.6%  85.6%  84.8%  83.9%  83.2%  82.3%  82.1%  73.6%  Belmond  Comp. 1  Comp. 2  Comp. 3  Comp. 4  Comp. 5  Comp. 6  Comp. 7  Comp. 8  Comp. 9  Comp. 10  Comp. 11        W E A R E A L E A D I N G L U X U R YH O S P I T A L I T Y O W N E R & O P E R A T O R                                                            80.0  Net Promoter Score²      RevPAR Index¹  16  Belmond 2018  135%

   O U R P E R F O R M A N C E H A S B E E N C O N S I S T E N T L Y A W A R D E D  Over 150 corporate and hotel awards over the past 3 years                                                                  16  Belmond 2018

       3. B E L M O N D B R A N D    Venice Simplon-Orient-Express

WHAT DOES THE BELMOND BRAND STAND FOR?

OUR BRAND PERSONALITY:

TIMELESS

UNDERSTATED

INSPIRING

GENUINE

WE OFFER OUR GUESTS:

AUTHENTIC, LUXURY EXPERIENCES

UNIQUE LOCATIONS

INTIMATE IN SIZE

CURATED ACTIVITIES

UNDERSTATED PERSONAL SERVICE

Belmond 2018

19

THE BELMOND BRAND IS GENERATING SIGNIFICANT MEDIA ATTENTION

6,000 press clippings in 2017; already more than 6,000 (and counting) in 2018[1]



hospitalitydesign
sweet spot
special feature luxury today
AD
The Most Elegant Way to Travel Through France Is Now on a Barge
Robb Report
BEST OF THE BEST
travelweekly
Belmond campaign celebrates 'art of living well' and travel's golden age
BELMOND
LUXURY TRAVEL ADVISOR
marie claire
The most luxurious way to travel through Europe
Forbes
Inside Belmond Charleston Place, A Local Grand Dame
TRAVEL+LEISURE
the best in the world
the world's best awards
HOLIDAY ON RAILS

3,000 #TheArtofBelmond social media posts reaching 13.8 million users in summer 2018

[1] Count for print and online press clips for the United Kingdom per Meltwater; for other markets per various international PR agencies. Numbers shown exclude press related to the announcement of a review of strategic alternatives on 8-Aug-2018.

Belmond 2018

20

 C U R R E N T B E L M O N D B R A N D C A M P A I G N S        20  Belmond 2018

     4. B E L M O N D P O R T F O L I O    Belmond Hotel Splendido, Portofino

ICONIC, IRREPLACEABLE PORTFOLIO OF TROPHY ASSETS

Hotels

Europe

- Owned hotels in Italy, Portugal, Spain, Russia, and the United Kingdom



Key Metrics

Hotels	12
Keys	989
ADR (2017)	$740
Occupancy (2017)	64%
RevPAR (2017)	$476

North America

- Owned hotels in Anguilla, Mexico, St. Martin and the United States
- Iconic '21' Club restaurant in New York


CHARLESTON PLACE

Key Metrics

Hotels / Restaurant	7
Keys	826
ADR (2017)	$426
Occupancy (2017)	67%
RevPAR (2017)	$286

Rest of World

- Owned hotels in Brazil, Botswana, Cambodia, Indonesia, Laos, Myanmar, Peru, South Africa and Thailand



Key Metrics

Hotels	12
Keys	1,026
ADR (2017)	$380
Occupancy (2017)	54%
RevPAR (2017)	$203

Managed and JVs

- 5 JV hotels in Peru (50% owned with management contracts) in attractive Andean locations that comprise 251 total keys
- 1 managed hotel in the United Kingdom with 54 keys expected to open in December 2018



Key Metrics

Hotels	6
Keys	305

Trains & Cruises

- 4 owned trains across Europe
- JV trains in Peru (50% owned with management contracts)
  - 2 Belmond-branded luxury trains
  - 4 PeruRail-branded tourist and commuter trains[1]
- 1 JV train in southeast Asia (25% owned with management contract)
- 2 owned river cruises
  - 1 in France (7 barges)
  - 1 in Myanmar



Key Metrics

Trains & Cruises[1]	9

[1] PeruRail-branded trains and Inn at Perry Cabin by Belmond (management contract expires December 2018) excluded from asset count.

Belmond 2018

23

 E U R O P E  The true Venetian classic  The epitome of Italian style  A heavenly retreat between sea and sky  96 KEYS  BELMOND HOTEL CIPRIANI    BELMOND HOTEL SPLENDIDO    BELMOND SPLENDIDO MARE    BELMOND HOTEL CARUSO    70 KEYS  16 KEYS  52 KEYS          Serene harbour views  24  Belmond 2018

EUROPE (Cont'd)

BELMOND VILLA SAN MICHELE FLORENCE	BELMOND CASTELLO DI CASOLE TUSCANY	BELMOND GRAND HOTEL TIMEO TAORMINA	BELMOND VILLA SANT'ANDREA TAORMINA MARE
			
45 KEYS	**39 KEYS**	**71 KEYS**	**72 KEYS**
Modern luxury meets Renaissance splendor	*Timeless romance in rural Tuscany*	*A Sicilian hideaway that fuels the imagination*	*Beachfront chic glamor on the Sicilian coast*

Belmond 2018

25

EUROPE (Cont'd)

BELMOND LA RESIDENCIA MALLORCA	BELMOND REID'S PALACE MADEIRA	BELMOND GRAND HOTEL EUROPE ST PETERSBURG	BELMOND LE MANOIR AUX QUAT'SAISONS OXFORDSHIRE
			
72 KEYS	158 KEYS	266 KEYS	32 KEYS
An artistic oasis of rustic beauty	*Paradise perfected in a clifftop haven*	*A gateway to Russia's illustrious past*	*Oxfordshire heritage meets French flair*

Belmond 2018

26

 E U R O P E ( C o n t ’ d )  A haven in the heart of West London  54 KEYS (Management contract)  BELMOND CADOGAN HOTEL      27  Belmond 2018

NORTH AMERICA

BELMOND CHARLESTON PLACE
CHARLESTON


CHARLESTON PLACE

434 KEYS

A 'Grand' hotel full of Southern Charm and hospitality in the heart of Charleston

BELMOND EL ENCANTO
SANTA BARBARA



92 KEYS

Hollywood glamour in a modern classic

BELMOND MAROMA RESORT & SPA
RIVIERA MAYA



63 KEYS

A luxury beachfront Mexican resort surrounded by lush tropical gardens

BELMOND CASA DE SIERRA NEVADA
SAN MIGUEL DE ALLENDE



37 KEYS

Serenity in San Miguel de Allende

Belmond 2018

28

NORTH AMERICA (Cont'd)

BELMOND CAP JULUCA
ANGUILLA



113 KEYS

A chic island-hideaway offering barefoot luxury and pure escapism

BELMOND LA SAMANNA
ST MARTIN



87 KEYS

The sparkling gem of St. Martin

'21' CLUB
NEW YORK



200 COVERS (1,000 PRIVATE DINING)

A New York dining institution and original 'speak-easy'

Belmond 2018

29

REST OF WORLD - AFRICA

BELMOND MOUNT NELSON HOTEL CAPE TOWN	**BELMOND SAVUTE ELEPHANT LODGE** BOTSWANA	**BELMOND EAGLE ISLAND LODGE** BOTSWANA	**BELMOND KHWAI RIVER LODGE** BOTSWANA
			
198 KEYS	**12 KEYS**	**12 KEYS**	**15 KEYS**
The grande dame of Cape Town	*A timeless explorer's lodge that beats with the pulse of wild Africa*	*Africa's ultimate water-focused safari*	*Animal magic meets old-world indulgence*

Belmond 2018

30

REST OF WORLD - SOUTH AMERICA

BELMOND COPACABANA PALACE RIO DE JANEIRO	BELMOND HOTEL DAS CATARATAS IGUASSU FALLS	BELMOND MIRAFLORES PARK HOTEL LIMA	BELMOND LAS CASITAS COLCA CANYON
			
239 KEYS	**187 KEYS**	**89 KEYS**	**20 KEYS (50% OWNERSHIP)**
Rio's brightest star is always in style	*A retreat in nature with exclusive access to Iguassu falls in Brazil*	*Live the high life in Lima's hottest district*	*A peaceful escape in a secluded valley close to Colca Canyon*

Belmond 2018

31

REST OF WORLD - SOUTH AMERICA (Cont'd)

BELMOND SANCTUARY LODGE
MACHU PICCHU



31 KEYS (50% OWNERSHIP)

Your gateway to the Inca empire

BELMOND RIO SAGRADO
SACRED VALLEY



23 KEYS (50% OWNERSHIP)

An oasis rich with the spirit of the Incas

BELMOND PALACIO NAZARENAS
CUSCO



55 KEYS (50% OWNERSHIP)

Your 'Once upon a time...' journey starts here

BELMOND HOTEL MONASTERIO
CUSCO



122 KEYS (50% OWNERSHIP)

Historic charm with a modern twist

Belmond 2018

32

REST OF WORLD - ASIA

LA BELMOND RESIDENCE D'ANGKOR SIEM REAP	BELMOND GOVERNOR'S RESIDENCE YANGON	BELMOND NAPASAI KOH SAMUI	BELMOND JIMBARAN PURI BALI
			
59 KEYS	**49 KEYS**	**68 KEYS**	**64 KEYS**
A Khmer hideaway near fabled Angkor Wat	*A journey back to a gentler time*	*True Thai spirit between jungle and sea*	*Peace and privacy beside Bali's best beach*

Belmond 2018

33

REST OF WORLD - ASIA (Cont'd)

BELMOND LA RESIDENCE PHOU VAO
LUANG PRABANG



34 KEYS (69% OWNERSHIP)

A sanctuary of serenity in the mountains of Laos

Belmond 2018

34

TRAINS & CRUISES

VENICE SIMPLON-ORIENT-EXPRESS
EUROPE



178 BERTHS

An icon of art deco design

BELMOND BRITISH PULLMAN
UNITED KINGDOM



252 SEATS

Timeless travel across Great Britain

BELMOND ROYAL SCOTSMAN
UNITED KINGDOM



40 BERTHS

Embark on a grand Highland fling

BELMOND GRAND HIBERNIAN
IRELAND


B E R N I A N
O W

40 BERTHS

A charming Irish jaunt

Belmond 2018

35

TRAINS & CRUISES (Cont'd)

EASTERN & ORIENTAL EXPRESS SOUTHEAST ASIA	BELMOND AFLOAT IN FRANCE FRANCE	BELMOND ROAD TO MANDALAY MYANMAR	BELMOND ANDEAN EXPLORER PERU
			
82 BERTHS (25% OWNERSHIP)	**54 BERTHS**	**82 BERTHS**	**35 BERTHS (50% OWNERSHIP)**
A fabled journey through the exotic East	*A serene exploration of France's waterways*	*An epic voyage along the Ayeyarwady*	*Luxury sleeper through the foothills of the Andes*

Belmond 2018

36

TRAINS & CRUISES (Cont'd)

BELMOND HIRAM BINGHAM
PERU



84 SEATS

(50% OWNERSHIP)

Golden age of rail journey to magical Machu Picchu

PERURAIL EXPEDITION
PERU



48-336 SEATS PER TRAIN
(UP TO 8 DAILY TRAINS)
(50% OWNERSHIP)

Adventurous rail journey from Cusco to Machu Picchu

PERURAIL SACRED VALLEY
PERU



66 SEATS

(50% OWNERSHIP)

Dining on the rails from Sacred Valley to Machu Picchu

PERURAIL VISTADOME
PERU



96-288 SEATS PER TRAIN
(UP TO 7 DAILY TRAINS)
(50% OWNERSHIP)

Scenic journey with panoramic views of the vibrant landscape

Belmond 2018

37

TRAINS & CRUISES (Cont'd)

PERURAIL TITICACA
PERU



132 SEATS (50% OWNERSHIP)

Breathtaking journey across the Andean Plains

Belmond 2018

38

     5. B E L M O N D P L A T F O R M  Belmond Cap Juluca, Anguilla

A STRONG ENGINE DELIVERING INDUSTRY-LEADING REVPAR

INDUSTRY LEADING REVPAR

Sales

- 20 global sales offices located in all key feeder markets and covering all key segments
- Strategic partnerships with many of the world's leading luxury travel agencies
- Bellini Club, Belmond's exclusive invitation-only program for luxury travel agencies, covering 237 agencies in 28 countries
- Highly energized sales teams with strong focus to build demand over a long horizon
- Frequent key account sales training for all team members

Marketing

- Refined brand & product positioning
- Performance marketing campaigns
- Exclusive on-and off-property guest experiences
- High profile brand partnerships
- New media & PR strategy, including "The Art of Belmond" brand campaign
- Complete new digital ecosystem with centralized digital and social media strategy

Revenue Management

- Extensive corporate support to local revenue management teams
- Sophisticated dynamic pricing to maximize revenue opportunities
- Commercially linked with sales to ensure the right decisions are taken at the right time
- Culture of price experimentation and risk management

Reservations

- 5 Global Reservation Centers
- Highly trained staff with deep knowledge of Belmond's products
- 7 languages spoken

Belmond 2018

40

THE HIGHEST PERCENTAGE OF POSITIVE GUEST FEEDBACK ACROSS THE LUXURY LANDSCAPE

% of positive guest feedback[1]


92.6 %
91.7 %
91.6 %
90.9 %
90.8 %
90.3 %
89.9 %
89.6 %
89.5 %
89.4 %
88.5 %
88.4 %
88.1 %
87.7 %
BELMOND
Comp. 1
Comp. 2
Comp. 3
Comp. 4
Comp. 5
Comp. 6
Comp. 7
Comp. 8
Comp. 9
Comp. 10
Comp. 11
Comp. 12
Comp. 13

[1] "Positive feedback defined as 4 and 5 star review ratings. Analysis per Revinate based on online customer feedback at major travel websites including Google.com, TripAdvisor, Booking.com and Expedia.com from January to August 2018. Competitive set includes in alphabetical order Aman Resorts, Banyan Tree, Belmond, Dorchester Collection, Four Seasons, Mandarin Oriental, Oetker Collection, One&Only, Peninsula Group, Rocco Forte Hotels, Rosewood Hotels, Six Senses Resorts and Spas, St Regis and The Luxury Collection

Belmond 2018
41

AN OUTSTANDING OWNER & OPERATOR OF BOUTIQUE LUXURY HOSPITALITY ASSETS

Case Study: Belmond Grand Hotel Timeo & Belmond Villa Sant'Andrea, Sicily

2010

- Acquired 2 incomparable assets in outstanding locations
- Midscale positioning
- 134 keys

Integration & Repositioning

- Repositioned assets for higher and better use (suite conversions, pool, and beach extension)
- Adopted iconic Belmond brand and our exceptional customer service experience
- Integrated into global sales organization; replaced low-rate wholesaler business with high-end transient customers
- Added revenue management system
- Increased ability to attract world-class talent and deployment of our best-in-class training program
- Significant increase in PR exposure including events such as the 2017 G7 dinner at Belmond Grand Hotel Timeo

Today

- **Luxury positioning**
- **143 keys**
- **RevPAR (constant currency) uplift since acquisition:**
  - **Belmond Grand Hotel Timeo: 318%**
  - **Belmond Villa Sant'Andrea: 278%**



Belmond Grand Hotel Timeo



Belmond Villa Sant'Andrea

Belmond 2018

42

     6. B E L M O N D G R O W T H O U T L O O K  Belmond Castello di Casole, Tuscany

 B U I L D I N G O N S T R O N G M O M E N T U M . . .  Adjusted EBITDA ($mm)  •    o        o        •    o          o                      $ 124  2017  2018 Guidance  $ 140 - $ 150          46  Belmond 2018

       ••                                            •o oo•••••o                                                                      . . . W I T H M U L T I P L E A T T R A C T I V E G R O W T HO P P O R T U N I T I E S F O R 2 0 1 9 A N D B E Y O N D      46  Belmond 2018

     C O M P A N Y H I G H L I G H T S                                            Belmond Charleston Place,Charleston  46  Belmond 2018

   TH A N K YO U      Belmond Eagle Island Lodge, Botswana

   7. A P P E N D I X    Belmond Maroma Resort & Spa, Riviera Maya

 Belmond 2018                                                                                                                                                                                C A P I T A L I Z A T I O N                    •o                  •                                            –––––                      ––                            ––      •          49

OVERVIEW OF PERU JOINT VENTURES

Belmond Owns a 50% Interest in its Peru Joint Ventures and Receives a Fee for Managing the Operations of Each

Rail

- Luxury Belmond-branded train services to two of Peru's most famous destinations: Machu Picchu and Lake Titicaca
- PeruRail-branded tourist and commuter train
- Freight services

Belmond — 50% / Other Partners — 50%

Ferrocarril Transandino ("FTSA")

- Concessionaire of the government with rights to operate the track network in southern and southeastern Peru until 2034
- PeruRail and other third-party operators pay track access fee to FTSA

Belmond — 50% / Other Partners — 50%

PeruRail S.A. ("PeruRail")

- Operator of passenger and freight services by rail as well as ground cargo transport services
- PeruRail can continue to run trains on the track after the conclusion of FTSA's concession
  - Belmond Andean Explorer
  - Belmond Hiram Bingham
  - PeruRail Sacred Valley
  - PeruRail Vistadome
  - PeruRail Expedition
  - PeruRail Titicaca

Hotels

- Five luxury hotels located in and around the UNESCO World Heritage sites of Cusco and Machu Picchu as well as a recent addition in Colca Canyon

Belmond — 50% / Other Partners — 50%

Peru Belmond Hotels S.A. ("PBH")

- ~250 keys and all hotels operate under Belmond brand
  - Belmond Hotel Rio Sagrado
  - Belmond Palacio Nazarenas
  - Belmond Sanctuary Lodge
  - Belmond Hotel Monasterio
  - Belmond Las Casitas

Belmond 2018

50

ASSET SCHEDULE

Asset	Asset Type	Location	Keys	Management / Ownership Structure
Belmond Hotel Cipriani	Hotel	Venice, Italy	96	100% Owned
Belmond Villa San Michele	Hotel	Florence, Italy	45	100% Owned
Belmond Hotel Splendido	Hotel	Portofino, Italy	70	100% Owned
Belmond Hotel Splendido Mare	Hotel	Portofino, Italy	16	100% Owned
Belmond Hotel Caruso	Hotel	Amalfi Coast, Italy	52	100% Owned
Belmond Grand Hotel Timeo	Hotel	Taormina, Italy	71	100% Owned
Belmond Villa Sant'Andrea	Hotel	Taormina Mare, Sicily	72	100% Owned
Belmond Castello di Casole	Hotel	Tuscany, Italy	39	100% Owned
Belmond Grand Hotel Europe	Hotel	St. Petersburg, Russia	266	Ground Lease (Exp. 2054)
Belmond Reid's Palace	Hotel	Madeira, Portugal	158	100% Owned
Belmond La Residencia	Hotel	Mallorca, Spain	72	100% Owned
Belmond Le Manoir Aux Quat'Saisons	Hotel	Oxfordshire, United Kingdom	32	100% Owned
Belmond Charleston Place	Hotel	Charleston, United States	434	100% Owned
Belmond El Encanto	Hotel	Santa Barbara, United States	92	100% Owned
Belmond Cap Juluca	Hotel	Anguilla	113	Ground Lease (Exp. 2142 - renewal to 2267)
Belmond La Samanna	Hotel	St. Martin	87	100% Owned
Belmond Maroma Resort & Spa	Hotel	Riviera Maya, Mexico	63	100% Owned
Belmond Casa de Sierra Nevada	Hotel	San Miguel de Allende, Mexico	37	100% Owned
Belmond Copacabana Palace	Hotel	Rio de Janeiro, Brazil	239	100% Owned
Belmond Hotel Das Cataratas	Hotel	Iguassu Falls, Brazil	187	Operating Lease (Exp. 2027)
Belmond Miraflores Park	Hotel	Lima, Peru	89	100% Owned
Belmond Mount Nelson Hotel	Hotel	Cape Town, South Africa	198	100% Owned
Belmond Eagle Island Lodge	Hotel	Botswana	12	Operating Lease (Exp. 2027 – renewal to 2042)
Belmond Khwai River Lodge	Hotel	Botswana	15	Operating Lease (Exp. 2020)

Belmond 2018

51

ASSET SCHEDULE (Cont'd)

Asset	Asset Type	Location	Keys	Management / Ownership Structure
Belmond Savute Elephant Lodge	Hotel	Botswana	12	Operating Lease (Exp. 2028 – renewal to 2043)
Belmond Napasai	Hotel	Koh Samui, Thailand	68	100% Owned
Belmond Jimbaran Puri	Hotel	Bali, Indonesia	64	Ground Lease (Exp. 2050)
Belmond La Résidence D'Angkor	Hotel	Siem Reap, Cambodia	59	Ground Lease (Exp. 2066)
Belmond Governor's Residence	Hotel	Yangon, Myanmar	49	Ground Lease (Exp. 2046 – renewals to 2066)
Belmond La Résidence Phou Vao	Hotel	Luang Prabang, Laos	34	JV - 69% Owned; Management Contract
Belmond Hotel Monasterio	Hotel	Cusco, Peru	122	Ground Lease (Exp. 2028) JV - 50% Owned; Management Contract
Belmond Palacio Nazarenas	Hotel	Cusco, Peru	55	Ground Lease (Exp. 2047– renewals to 2067) JV - 50% Owned; Management Contract
Belmond Sanctuary Lodge	Hotel	Machu Picchu, Peru	31	Ground Lease (Exp. 2035– renewal to 2042) JV - 50% Owned; Management Contract
Belmond Hotel Rio Sagrado	Hotel	Sacred Valley, Peru	23	Operating / Ground Lease (Exp. 2025) JV - 50% Owned; Management Contract
Belmond Las Casitas	Hotel	Colca Canyon, Peru	20	JV - 50% Owned; Management Contract
Belmond Cadogan Hotel	Hotel	London, United Kingdom	54	Management Contract
Venice Simplon-Orient-Express	Train	Europe	178 Berths	100% Owned
Eastern & Oriental Express	Train	Southeast Asia	82 Berths	JV - 25% Owned; Management Contract
Belmond Royal Scotsman	Train	United Kingdom	40 Berths	100% Owned
Belmond British Pullman	Train	United Kingdom	252 Seats	100% Owned
Belmond Grand Hibernian	Train	Ireland	40 Berths	100% Owned
Belmond Hiram Bingham	Train	Peru	84 Seats	JV - 50% Owned; Management Contract
Belmond Andean Explorer	Train	Peru	35 Berths	JV - 50% Owned; Management Contract
Belmond Road to Mandalay	Cruise	Myanmar	82 Berths	100% Owned
Belmond Afloat in France	Cruise	France	7 Barges; 54 Berths	100% Owned
'21' Club	Standalone Restaurant	New York, United States	--	100% Owned

Note: Asset schedule includes Belmond Cadogan Hotel (expected to open in December 2018); excludes Inn at Perry Cabin by Belmond (management contract expires December 2018); excludes Ubud Hanging Gardens (discontinued operation); excludes PeruRail branded trains. Belmond's Afloat in France, which comprises of 7 barges, is treated as one asset. For purposes of geographic asset breakdowns, '21' Club included in North American Hotels.

Belmond 2018

52

Twelve months ended Six months ended June 30, December 31,   $ millions  2018(unaudited)    2017(unaudited)    2017(audited)  Adjusted EBITDA reconciliation:

 R E C O N C I L I A T I O N S – O U T L O O K A D J U S T E D E B I T D A   Twelve months ending December 31, 2018   $ millions  Low Case(unaudited)    High Case(unaudited)  Adjusted EBITDA reconciliation:                                                                                                              54  Belmond 2018